                                                                    EXHIBIT 10.3

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in (i) the Registration Statement filed on Form F-3 (File No. 333-84226) and (ii) the Registration Statements on Form S-8 (File Nos: 333-11368, 333-11414, 333-13038, 333-13664, 333-13668,
333-14254, 333-14252, 333-81564 and 333-92220) of our report dated March 23,
2004, with respect to the consolidated financial statements of ING Bank Belgium SA/NV, not included in ING Groep NV Annual Report (Form 20-F) for the year ended December 31, 2003.

Brussels, March 24, 2004

ERNST & YOUNG REVISEURS D'ENTREPRISES SCC